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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement for inclusion as an exhibit to a Schedule 13D with respect to the Class A Common Stock, par value $.01 per share, of Western Multiplex Corporation to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file such
Schedule 13D, and any amendments or supplements thereto, jointly on behalf of each such party.


Dated as of:  January 31, 2002

                                   WMC HOLDING L.L.C.


                                   By:   /s/   Jeffrey M. Hendren
                                        ----------------------------
                                        Name:  Jeffrey M. Hendren
                                        Title: Secretary


                                   RIPPLEWOOD PARTNERS, L.P.


                                   By:  Ripplewood Investments L.L.C.,
                                        its general partner


                                        By:   /s/   Timothy C. Collins
                                             ----------------------------
                                             Name:  Timothy C. Collins
                                             Title: Chief Executive Officer


                                   RIPPLEWOOD EMPLOYEE CO-INVESTMENT
                                   FUND I, L.L.C.


                                   By:  Ripplewood Investments L.L.C.
                                        its managing member


                                        By:   /s/   Timothy C. Collins
                                            ----------------------------
                                            Name:  Timothy C. Collins
                                            Title: Chief Executive Officer


                                   RIPPLEWOOD INVESTMENTS L.L.C.


                                   By:      /s/   Timothy C. Collins
                                        ----------------------------
                                        Name:  Timothy C. Collins
                                        Title: Chief Executive Officer


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                                   COLLINS FAMILY PARTNERS, L.P.


                                   By:  Collins Family Partners, Inc.
                                        its general partner


                                        By:    /s/       Timothy C. Collins
                                             --------------------------------
                                             Name:  Timothy C. Collins
                                                    Title: President


                                   COLLINS FAMILY PARTNERS, INC.


                                   By:    /s/       Timothy C. Collins
                                        --------------------------------
                                        Name:  Timothy C. Collins
                                        Title: President


                                   /s/       Timothy C. Collins
                                   --------------------------------
                                   Timothy C. Collins


                                   SEAVIEW HOLDINGS, L.L.C.


                                    By:    /s/   Jonathan N. Zakin
                                        ---------------------------
                                        Name:  Jonathan N. Zakin
                                        Title: Manager


                                    ZAKIN MULTIPLEX INVESTMENT TRUST


                                    By:    /s/   Jonathan N. Zakin
                                        ---------------------------
                                        Name:  Jonathan N. Zakin
                                        Title: Trustee


                                   /s/   Jonathan N. Zakin
                                   ---------------------------
                                   Jonathan N. Zakin


                                    THE MICHAEL AND ROBERTA SEEDMAN
                                    REVOCABLE TRUST


                                    By:   /s/   Michael S. Seedman
                                        ----------------------------
                                        Name:  Michael S. Seedman
                                        Title: Trustee





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                                                                               3

                                  /s/   Michael S. Seedman
                                  ----------------------------
                                  Michael S. Seedman